Financial Income, Net	6 Months Ended
Jun. 30, 2012
Financial Income, Net [Text Block]
8—FINANCIAL INCOME, NET

Interest (expense) income, net consists of the following:
	6 months 2012	6 months 2011
Interest income	77	95
Interest expense	(1,325)	(421)
Depreciation of prepaid expenses on debt grant	(31)	(112)
Changes in fair value of the 2007 Convertible Debentures	(2,345)	936
Changes in fair value of the warrants	(316)	696
Total	(3,941)	1,194

In 2012, interest expense on the 2012 Non-convertible Debenture amounted to €901 thousand, of which €326 thousand expense for the payment of the 9% interest coupon.

Interest expense in 2011 comprised a €329 thousand expense for the payment of the 9% interest coupon on the convertible debentures and accelerated conversion.

The 2007 Convertible Debenture was recorded at fair value. At the date of the Exchange Offer, the 2007 Convertible Debt was remeasured, which resulted in a loss of €2,250 thousand.